                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


         Each director and officer of Huntington Bancshares Incorporated (the "Corporation"), whose signature appears below hereby appoints Richard A. Cheap, Thomas E. Hoaglin, and Michael J. McMennamin, or any of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2001, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Corporation hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of January 16, 2002.

DIRECTORS/OFFICERS:
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

         Signatures                                           Title
         ----------                                           -----


/s/  Thomas E. Hoaglin                  Chairman, President, Chief Executive Officer
------------------------------          (Principal Executive Officer)
      Thomas E. Hoaglin

/s/  Michael J. McMennamin              Vice Chairman, Chief Financial Officer and Treasurer
------------------------------          (Principal Financial Officer)
      Michael J. McMennamin

/s/  John D. Van Fleet                  Senior Vice President and Controller
------------------------------          (Principal Accounting Officer)
      John D. Van Fleet

/s/  Don M. Casto III                   Director
------------------------------
      Don M. Casto III

/s/  Don Conrad                         Director
------------------------------
      Don Conrad

/s/  John B. Gerlach, Jr.               Director
------------------------------
      John B. Gerlach, Jr.

/s/  Patricia T. Hayot                  Director
------------------------------
      Patricia T. Hayot

/s/  Wm. J. Lhota                       Director
------------------------------
      Wm. J. Lhota

/s/  Robert H. Schottenstein            Director
------------------------------
      Robert H. Schottenstein

/s/  George A. Skestos                  Director
------------------------------
      George A. Skestos

                                        Director
------------------------------
      Lewis R. Smoot, Sr.

/s/  Timothy P. Smucker                 Director
------------------------------
      Timothy P. Smucker

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